                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Portfolio Management Review......................  3
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 14

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

December 20, 1999

Dear Shareholder,

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:
          - Investing for the long-term
          - Basing investment decisions on sound research
          - Building a diversified portfolio
          - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.


[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.


Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a brisk pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low in September as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded in the third quarter with gross domestic product increasing an annualized 5.7 percent.

EMPLOYMENT

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. Wage pressures pushed the cost of labor higher in the second quarter, as the employment cost index (ECI) recorded its biggest gain in eight years. However, productivity gains offset rising wages in the third quarter, bringing the ECI back to a more moderate level.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation, concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and tempering economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999 in an attempt to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999

                                  [BAR GRAPH]


97Q3                                                              4.00
97Q4                                                              3.10
98Q1                                                              6.70
98Q2                                                              2.10
98Q3                                                              3.80
98Q4                                                              5.90
99Q1                                                              3.70
99Q2                                                              1.90
99Q3                                                              5.70

    Source: Bureau of Economic Analysis

                          PORTFOLIO MANAGEMENT REVIEW

                            VAN KAMPEN RESERVE FUND

We recently spoke with representatives of the adviser of the Van Kampen Reserve Fund about the key events and economic forces that shaped the markets during the past six months. The representatives include Reid Hill, portfolio manager, who has managed the Fund since February 1998 and worked in the investment industry since 1995. He is joined by Michael Bird, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Fund's performance during the six-month period ended November 30, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE ECONOMIC AND MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A A robust domestic economy, buoyed by high employment rates and strong consumer activity, prompted the Federal Reserve Board to implement interest-rate hikes in August and November in an attempt to ward off inflation. On the heels of a June increase, these rate hikes restored the federal funds rate to its September 1998 level of 5.50 percent.

    Against this backdrop, the Dow Jones Industrial Average continued along its volatile path, ending the period with a return to its summer highs. The equity market easily outshone the fixed-income market, which suffered in the third quarter of 1999 when concerns grew that Year 2000 computer problems might make it difficult for investors to liquidate their investments in the final weeks of the year. As fears heightened, yield spreads widened between Treasuries and other types of bonds, such as corporate, high-yield, and mortgage-backed securities.

    In an effort to reassure investors, the Fed announced a series of programs designed to maintain cash reserves for banks and investment companies. The programs gave institutional investors options for procuring liquid assets, including the ability to borrow funds from the Fed. These steps helped settle the fixed-income market toward the end of the Fund's reporting period.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A We continued to pursue our allocation model, in which half of the Fund's assets would be invested in commercial paper, a third of the Fund's assets invested in bank notes and CDs (certificates of deposit), and the remainder invested in agency discount notes and repurchase agreements ("repos"). During the past six months, we maintained our focus on commercial paper, which tends to provide the greatest yield advantage among the Fund's investments. Correspondingly, we decreased the Fund's emphasis on bank notes and CDs, which provided less value. However, market volatility prompted us to pursue the liquidity of repos, thus creating a slight underweighting in the commercial paper sector at the end of the reporting period.

                                  [PIE CHARTS]

                                                 AS OF NOVEMBER 30, 1999                                   AS OF MAY 31, 1999
                                                 -----------------------                                   ------------------
Commercial Paper                                          35.40                                                   38.00
Repurchase Agreements                                     34.10                                                   28.10
Certificate of Deposit                                    13.40                                                   15.00
Agencies                                                  14.60                                                   14.20
Notes                                                      2.50                                                    4.70

    Within the commercial paper sector, we continued to select high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provided income without assuming excessive risk. We also continued to favor commercial paper with an average maturity of 90 days or less. In the current interest-rate environment, we believe there is little benefit in extending the portfolio's risk by investing in longer-term paper, which provides only a minimally higher return than shorter-term paper.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Van Kampen Reserve Fund continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income(1). As of November 30, 1999, the seven-day average yield was 4.79 percent for Class A shares, 4.05 percent for Class B shares, and
4.05 percent for Class C shares, with an effective annual yield of 4.91 percent for Class A shares, 4.13 percent for Class B shares, and 4.13 percent for Class C shares.

    For the six-month period ended November 30, 1999, the Fund achieved a total return at net asset value of 2.31 percent(2) for Class A shares, 1.92 percent(2) for Class B shares, and 1.92 percent(2) for Class C shares. Including sales charges, the Fund's total return for Class B and C shares was -2.08 percent and
0.92 percent, respectively. Please note that the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Of course, past performance is no guarantee of future results.

    The average total return for money market funds, as measured by Lipper Analytical Services, was 2.38 percent over the same period. This return reflects the performance of 30 qualifying funds, assuming reinvestment of all distributions during the six-month period.

(1)Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
(2)Total return assumes reinvestment of all distributions for the six-month period ended November 30, 1999.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

   A Because it's impossible to predict what new developments, if any, will result from the year 2000 problem, we find ourselves looking to the Fed for direction. We anticipate that, once the dust settles after the turn of the year, the Fed will gauge the strength of the economy and indications of increasing price pressures in order to determine if another interest-rate hike is warranted.

    In conjunction with this outlook, we will maintain our pursuit of the allocation model described earlier in this report, with an eye toward maintaining a short portfolio duration. At the same time, we'll look to add value to the portfolio through careful security selection as we continue to seek to achieve the Fund's objectives of protection of capital and high current income.

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par                                           Yield on
Amount                                          Date of
 (000)                Description               Purchase   Maturity   Amortized Cost
------------------------------------------------------------------------------------
          CERTIFICATES OF DEPOSIT  11.7%
$10,000   Bank of Nova Scotia.................   5.100%    02/09/00   $    9,999,445
 20,000   Bank One Illinois...................   6.000     04/06/00       20,000,000
 11,000   Bayerische Landesbank...............   5.500     12/07/99       11,000,017
 25,000   Commerzbank, AG.....................   5.000     02/01/00       24,998,976
 25,000   Harris Trust & Savings Bank.........   5.490     12/02/99       24,999,998
 20,000   National Westminster Bank Plc.......   5.010     01/07/00       19,999,057
 25,000   UBS, AG.............................   5.660     07/17/00       24,990,362
                                                                      --------------
          TOTAL CERTIFICATES OF DEPOSIT............................      135,987,855
                                                                      --------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS  12.7%
 10,000   Federal Home Loan Bank..............   5.956     12/01/99       10,000,000
  8,900   Federal Home Loan Bank..............   5.016     01/05/00        8,899,868
 20,000   Federal Home Loan Bank Discount
          Note................................   5.766     02/25/00       19,731,967
 10,000   Federal Home Loan Bank Discount
          Note................................   5.765     05/03/00        9,762,583
 10,000   Federal Home Loan Mortgage Corp.
          Discount Note.......................   5.668     01/27/00        9,912,283
 10,000   Federal Home Loan Mortgage Corp.
          Discount Note.......................   5.711     03/16/00        9,836,878
 25,000   Federal National Mortgage
          Association Discount Note...........   5.314     12/02/99       24,996,361
 15,000   Federal National Mortgage
          Association Discount Note...........   5.643     02/03/00       14,853,067
 20,000   Federal National Mortgage
          Association Discount Note...........   5.478     07/07/00       19,363,683
 20,000   Student Loan Marketing Short Term
          Note................................   5.886     12/07/99       20,000,000
                                                                      --------------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.................      147,356,690
                                                                      --------------
          COMMERCIAL PAPER  30.8%
 25,000   American Express Credit Corp. ......   5.883     02/16/00       24,693,604
 25,000   American General Finance Corp. .....   5.533     12/09/99       24,969,722
 25,000   Associates Corp. of North America...   5.912     01/24/00       24,783,250
 15,000   Bank of Nova Scotia.................   5.898     02/10/00       14,829,896
 25,000   Chevron USA, Inc. ..................   5.380     12/08/99       24,974,236
 25,000   CIT Group Holdings, Inc. ...........   5.976     01/26/00       24,772,889
 25,000   Citicorp............................   5.368     12/06/99       24,981,632

                                               See Notes to Financial Statements

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par                                           Yield on
Amount                                          Date of
 (000)                Description               Purchase   Maturity   Amortized Cost
------------------------------------------------------------------------------------
          COMMERCIAL PAPER (CONTINUED)
$25,000   Coca Cola Co. ......................   5.335%    12/03/99   $   24,992,694
 25,000   Ford Motor Credit Corp. ............   5.361     12/10/99       24,967,000
 20,000   General Electric Capital Corp. .....   5.760     12/01/99       20,000,000
 25,000   General Electric Capital Corp. .....   5.967     02/28/00       24,641,528
 25,000   IBM Credit Corp. ...................   5.314     12/15/99       24,949,153
 25,000   John Deere Capital Corp. ...........   5.838     02/02/00       24,750,625
 25,000   Norwest Financial, Inc. ............   5.947     02/07/00       24,726,111
 25,000   Prudential Funding Corp. ...........   5.923     02/04/00       24,739,097
                                                                      --------------
          TOTAL COMMERCIAL PAPER...................................      357,771,437
                                                                      --------------
          NOTES  2.1%
 25,000   Lasalle National Bank...............   6.030     02/18/00       25,000,000
                                                                      --------------
          REPURCHASE AGREEMENTS  29.6%
          BankAmerica Securities ($169,971,000 par collateralized
          by U.S. Government obligations in a pooled cash account,
          dated 11/30/99, to be sold on 12/01/99 at
          $169,997,723)............................................      169,971,000

          Warburg Dillon Read ($175,000,000 par collateralized by
          U.S. Government obligations in a pooled cash account,
          dated 11/30/99, to be sold on 12/01/99 at
          $175,027,563)............................................      175,000,000
                                                                      --------------
          TOTAL REPURCHASE AGREEMENTS..............................      344,971,000
                                                                      --------------
          TOTAL INVESTMENTS  86.9% (a).............................    1,011,086,982
          OTHER ASSETS IN EXCESS OF LIABILITIES  13.1%.............      151,980,478
                                                                      --------------
          NET ASSETS  100.0%.......................................   $1,163,067,460
                                                                      ==============

(a) At November 30, 1999, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, at amortized cost which approximates
  market, including repurchase agreements of $344,971,000...    $1,011,086,982
Cash........................................................         1,636,575
Receivables:
  Fund Shares Sold..........................................       163,348,716
  Interest..................................................         4,357,894
Other.......................................................            83,409
                                                                --------------
      Total Assets..........................................     1,180,513,576
                                                                --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        15,957,103
  Distributor and Affiliates................................           537,379
  Investment Advisory Fee...................................           290,942
  Income Distributions......................................           147,899
Accrued Expenses............................................           299,110
Trustees' Deferred Compensation and Retirement Plans........           213,683
                                                                --------------
      Total Liabilities.....................................        17,446,116
                                                                --------------
NET ASSETS..................................................    $1,163,067,460
                                                                ==============
NET ASSETS CONSIST OF:
Capital (par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,163,109,350
Accumulated Undistributed Net Investment Income.............            22,507
Accumulated Net Realized Loss...............................           (64,397)
                                                                --------------
NET ASSETS..................................................    $1,163,067,460
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per
    share (Based on net assets of $922,400,431 and
    922,423,989 shares of beneficial interest issued and
    outstanding)............................................    $         1.00
                                                                ==============
  Class B Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $209,620,931 and 209,625,666 shares of
    beneficial interest issued and outstanding).............    $         1.00
                                                                ==============
  Class C Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $31,046,098 and 31,064,083 shares of
    beneficial interest issued and outstanding).............    $         1.00
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $26,802,239
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,980,172
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $561,034, $892,488 and $206,145,
  respectively).............................................      1,659,667
Shareholder Services........................................        871,112
Custody.....................................................         77,493
Trustees' Fees and Related Expenses.........................         27,558
Legal.......................................................         23,920
Other.......................................................        288,026
                                                                -----------
    Total Expenses..........................................      4,927,948
    Less Credits Earned on Cash Balances....................         40,693
                                                                -----------
    Net Expenses............................................      4,887,255
                                                                -----------
NET INVESTMENT INCOME.......................................    $21,914,984
                                                                ===========
NET REALIZED LOSS...........................................    $    (2,333)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $21,912,651
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended November 30, 1999 and
                    the Year Ended May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                              Six Months Ended        Year Ended
                                              November 30, 1999      May 31, 1999
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................ $   21,914,984       $     34,857,720
Net Realized Gain/Loss.......................         (2,333)                31,626
                                                 -----------       ----------------
Change in Net Assets from Operations.........     21,912,651             34,889,346
                                                 -----------       ----------------
Distributions from Net Investment Income:
  Class A Shares.............................    (17,144,340)           (28,300,866)
  Class B Shares.............................     (3,876,628)            (5,631,517)
  Class C Shares.............................       (914,680)              (934,371)
                                                 -----------       ----------------
Total Distributions..........................    (21,935,648)           (34,866,754)
                                                 -----------       ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.................................        (22,997)                22,592
                                                 -----------       ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................... 14,008,079,376         22,546,743,249
Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................     20,769,555             34,866,754
Cost of Shares Repurchased................... (13,552,074,714)      (22,668,497,361)
                                                 -----------       ----------------
Net Change in Net Assets from Capital
  Transactions...............................    476,774,217            (86,887,358)
                                                 -----------       ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS........    476,751,220            (86,864,766)
NET ASSETS:
Beginning of the Period......................    686,316,240            773,181,006
                                                 -----------       ----------------
End of the Period (Including accumulated
  undistributed net investment income of
  $22,507 and $43,171,
  respectively).............................. $1,163,067,460       $    686,316,240
                                              ==============       ================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year Ended May 31,
                              Six Months Ended    -------------------------------------
       Class A Shares         November 30, 1999    1999      1998      1997      1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................      $  1.00        $  1.00   $  1.00   $  1.00   $  1.00
                                   -------        -------   -------   -------   -------
Net Investment Income........        .0228          .0449     .0467     .0440     .0465
Less Distributions from Net
  Investment Income..........       (.0228)        (.0449)   (.0467)   (.0440)   (.0465)
                                   -------        -------   -------   -------   -------
New Asset Value, End of the
  Period.....................      $  1.00        $  1.00   $  1.00   $  1.00   $  1.00
                                   =======        =======   =======   =======   =======
Total Return.................        2.31%*         4.55%     4.78%     4.52%     4.75%
Net Assets at End of the
  Period (In millions).......      $ 922.4        $ 529.6   $ 634.1   $ 451.3   $ 440.3
Ratio of Expenses to Average
  Net Assets** (a)...........        0.78%          0.84%     1.02%     1.02%     1.07%
Ratio of Net Investment
  Income to Average Net
  Assets**...................        4.43%          4.38%     4.60%     4.38%     4.62%

 * Non-Annualized

** For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year Ended May 31,
                              Six Months Ended    -------------------------------------
       Class B Shares         November 30, 1999    1999      1998      1997      1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................      $  1.00        $  1.00   $  1.00   $  1.00   $  1.00
                                   -------        -------   -------   -------   -------
Net Investment Income........        .0191          .0374     .0391     .0363     .0388
Less Distributions from Net
  Investment Income..........       (.0191)        (.0374)   (.0391)   (.0363)   (.0388)
                                   -------        -------   -------   -------   -------
New Asset Value, End of the
  Period.....................      $  1.00        $  1.00   $  1.00   $  1.00   $  1.00
                                   =======        =======   =======   =======   =======
Total Return (a).............        1.92%*         3.78%     3.99%     3.71%     3.95%
Net Assets at End of the
  Period (In millions).......      $ 209.6        $ 129.8   $ 123.0   $ 103.0   $  81.5
Ratio of Expenses to Average
  Net Assets** (b)...........        1.56%          1.63%     1.79%     1.77%     1.86%
Ratio of Net Investment
  Income to Average Net
  Assets**...................        3.90%          3.71%     3.91%     3.70%     3.75%

 * Non-Annualized

** For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year Ended May 31,
                              Six Months Ended    -------------------------------------
       Class C Shares         November 30, 1999    1999      1998      1997      1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................      $  1.00        $  1.00   $  1.00   $  1.00   $  1.00
                                   -------        -------   -------   -------   -------
Net Investment Income........        .0191          .0373     .0392     .0362     .0387
Less Distributions from Net
  Investment Income..........       (.0191)        (.0373)   (.0392)   (.0362)   (.0387)
                                   -------        -------   -------   -------   -------
Net Asset Value, End of the
  Period.....................      $  1.00        $  1.00   $  1.00   $  1.00   $  1.00
                                   =======        =======   =======   =======   =======
Total Return (a).............        1.92%*         3.77%     3.99%     3.72%     3.94%
Net Assets at End of the
  Period (In millions).......      $  31.1        $  26.9   $  16.1   $   8.4   $   9.7
Ratio of Expenses to Average
  Net Assets**(b)............        1.55%          1.63%     1.78%     1.78%     1.87%
Ratio of Net Investment
  Income to Average Net
  Assets**...................        3.92%          3.73%     3.91%     3.64%     3.81%

 * Non-Annualized

** For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

   The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $62,064 which will expire between May 31, 2001 and May 31, 2006.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends daily from net investment income and capital gains, if any, and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

E. EXPENSE REDUCTIONS--During the six months ended November 30, 1999, the Fund's custody fee was reduced by $40,693 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................      .50 of 1%
Next $100 million.....................................      .45 of 1%
Next $100 million.....................................      .40 of 1%
Over $350 million.....................................      .35 of 1%

    For the six months ended November 30, 1999, the Fund recognized expenses of approximately $23,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended November 30, 1999, the Fund recognized expenses of approximately $89,400 representing Van Kampen Funds Inc.'s, or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1999, the Fund recognized expenses of approximately $644,400. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
    At November 30, 1999, capital aggregated $922,410,406, $209,635,106 and
$31,063,838 for Classes A, B and C, respectively. For the six months ended November 30, 1999, transactions were as follows:

                                            SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.............................   13,011,633,377    $ 13,011,633,378
  Class B.............................      729,964,283         729,964,282
  Class C.............................      266,481,716         266,481,716
                                        ---------------    ----------------
Total Sales...........................   14,008,079,376    $ 14,008,079,376
                                        ===============    ================
Dividend Reinvestment:
  Class A.............................       16,300,797    $     16,300,797
  Class B.............................        3,627,778           3,627,778
  Class C.............................          840,980             840,980
                                        ---------------    ----------------
Total Dividend Reinvestment...........       20,769,555    $     20,769,555
                                        ===============    ================
Repurchases:
  Class A.............................  (12,635,137,184)   $(12,635,137,184)
  Class B.............................     (653,755,338)       (653,755,338)
  Class C.............................     (263,182,192)       (263,182,192)
                                        ---------------    ----------------
Total Repurchases.....................  (13,552,074,714)   $(13,552,074,714)
                                        ===============    ================

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

At May 31, 1999, capital aggregated $529,613,415, $129,798,384, and $26,923,334 for Classes A, B and C, respectively. For the year ended May 31, 1999, transactions were as follows:

                                            SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.............................   20,964,963,416    $ 20,964,963,502
  Class B.............................    1,241,941,716       1,241,941,716
  Class C.............................      339,838,031         339,838,031
                                        ---------------    ----------------
Total Sales...........................   22,546,743,163    $ 22,546,743,249
                                        ===============    ================
Dividend Reinvestment:
  Class A.............................       28,300,866    $     28,300,866
  Class B.............................        5,631,517           5,631,517
  Class C.............................          934,371             934,371
                                        ---------------    ----------------
Total Dividend Reinvestment...........       34,866,754    $     34,866,754
                                        ===============    ================
Repurchases:
  Class A.............................  (21,097,762,520)   $(21,097,762,520)
  Class B.............................   (1,240,799,799)     (1,240,799,799)
  Class C.............................     (329,935,042)       (329,935,042)
                                        ---------------    ----------------
Total Repurchases.....................  (22,668,497,361)   $(22,668,497,361)
                                        ===============    ================

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended November 30, 1999, no Class B shares converted to Class A shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased.

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended November 30, 1999, no Class C shares converted to Class A shares.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                     ---------------------
YEAR OF REDEMPTION                                   CLASS B       CLASS C
--------------------------------------------------------------------------
First............................................      4.00%         1.00%
Second...........................................      4.00%          None
Third............................................      3.00%          None
Fourth...........................................      2.50%          None
Fifth............................................      1.50%          None
Sixth and Thereafter.............................       None          None

    For the six months ended November 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on redeemed shares which were subject to a CDSC of approximately $606,300. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1999, are payments retained by Van Kampen of approximately $882,800.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                            VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*
Chairman

SUZANNE H. WOOLSEY, PH.D

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds, Inc., 2000 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

     This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                                  YEAR 2000 UPDATE

   As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.